UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HCSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2020, Michael E. McBryan informed the Board of Directors (the “Board”) of Healthcare Services Group, Inc. (the “Company”) that he will retire from his position as Executive Vice President and Chief Revenue Officer of the Company effective December 31, 2020. Mr. McBryan joined the Company in 1988 and has served as Executive Vice President since April 2012, and before such appointment, served in several capacities including Senior Vice President, Divisional Vice President, Regional Sales Director, District Manager and Facility Manager over his tenure with the Company.

Mr. McBryan intends to serve the Company in an advisory capacity and as a member of the Board following his retirement.

On November 11, 2020, the Board also appointed Patrick Orr as the Company’s Executive Vice President and Chief Revenue Officer, effective January 1, 2021. Mr. Orr currently serves as the Company’s Senior Vice President of Financial Services and has served in that role since June 2016. Previously, Mr. Orr was the Vice President of Financial Services since joining the Company in 2014. Mr. Orr served as a partner in the law firm of Klestadt & Winters, LLP prior to his employment with the Company.

During the last two years, there have been no transactions or proposed transactions by the Company in which Mr. Orr has had or is to have a direct or indirect material interest, and there are no family relationships between Mr. Orr and any of the Company’s other executive officers or directors.

Item 8.01	Other Events.

On November 11, 2020, the Company issued a press release announcing the retirement of Michael E. McBryan from the position of Executive Vice President and Chief Revenue Officer of the Company and the appointment of Patrick Orr. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

( a )    Not applicable
( b )    Not applicable
( c )    Not applicable
( d )    Exhibits. The following exhibit is being furnished herewith:

99.1 Press Release dated November 11, 2020, issued by Healthcare Services Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: November 12, 2020	By:	/s/ John C. Shea
Name: John C. Shea Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 11, 2020, issued by Healthcare Services Group, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)